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                                                                     EXHIBIT 23




                         INDEPENDENT AUDITOR'S CONSENT



         We consent to the use of our report dated January 20, 2000, with respect to the financial statements of Summit Environmental Corporation, Inc. included in a Form 10-KSB Annual Report, which is incorporated by reference in the Form S-3 Registration Statement of Summit Environmental Corporation, Inc.


                                               /s/ Lane Gorman Trubitt
                                               --------------------------------
                                               LANE GORMAN TRUBITT, L.L.P.


Dallas, Texas
July 13, 2000